Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

TECHNOLOGY TRANSFER AND TECHNOLOGY LICENSE AGREEMENT

This Agreement is made as of March 19, 2010 (the “Effective Date”) by and among InterDigital Communications, LLC, a Pennsylvania limited liability company with its principal office in King of Prussia, Pennsylvania, USA (“InterDigital”) and Beceem Communications Inc., a Delaware corporation with its principal office in 3960 Freedom Circle Road, 1st Floor, Santa Clara, CA 95054 (“Licensee”). InterDigital and Licensee are referred to as “Parties”.

The background of this Agreement is as follows:

1.	Licensee is in the business of designing, manufacturing, selling and supplying chipsets and related reference designs and development tools for wireless communications equipment. Licensee supplies these chipsets and related products to wireless communications equipment manufacturers.

2.	InterDigital has experience in research, development and design of digital wireless telecommunications technologies, including second generation GSM/GPRS/EDGE (2G) and third generation UMTS (3G) communications technology.

3.	Licensee wants to use and incorporate certain InterDigital technology in Licensee’s wireless chipsets, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Licensee and InterDigital agree as follows:

Article I

Definitions

1.1

3GPP Modem Specification means the group of specifications issued by the 3rd Generation Partnership Project (3GPP) as “Release 6”, September, 2007 RAN, allowing for operation of 2G and 3G mobile communication devices; provided, however, that for purposes of this Agreement, the 3GPP R6 Modem Specification shall be limited to Categories 9 and 6 (providing for 10 Mbps HSDPA and 5.76 Mbps HSUPA with 2ms TTI support only).

1.2	Acceptance means that a Deliverable meets the acceptance criteria described in the Statement of Work for the applicable Specification.

1.3	Affiliate means a legal entity that directly or indirectly, through one or more intermediaries, controls a Party, or is controlled by a Party, or is under common control with a Party; provided, that such entity shall constitute an Affiliate of the Party only so long as such control exists.

1.4	Control means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a legal entity, whether through ownership of voting stock, by contract, or otherwise.

1.5	Copyrights means copyrights and mask work rights (but excludes any Patent Rights).

1.6	Deliverable means the particular items of Software and Technology specified in the Statement of Work to be delivered by InterDigital to Licensee under this Agreement.

1.7	Derivative Work means a work that is based on one or more pre-existing works, such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such pre-existing work may be recast, transformed, or adapted, and, if prepared without authorization of the copyright owner of such pre-existing work, would constitute a copyright infringement. For purposes of this Agreement, a Derivative Work includes a compilation that incorporates such pre-existing work.

1.8	Developed when used in reference to Technology or Intellectual Property Rights, means developed under and in the course of performing the Project.

1.9	Dual Mode Layer 1 (PHY) Software and Technology means Software, VHDL (as RTL), and other Technology set forth in the Statement of Work that implements 2G and 3G Layer 1 physical layer (PHY) functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.10	Dual Mode Layer 1 (Backbone) Software and Technology means Software, VDHL (as RTL), and other Technology set forth in the Statement of Work that implements 2G and 3G Layer 1 Backbone functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.11	Dual Mode Layer 1 Control Software and Technology means Software and other Technology set forth in the Statement of Work that implements both 2G and 3G Layer 1 control functionality of Terminal Units as specified in the 3GPP Modem Specification.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.12	Dual Mode Protocol Stack Software and Technology means Software and other Technology set forth in the Statement of Work that implements both 2G and 3G Layers 2 and 3 access stratum and non-access stratum functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.13	End-Users mean customers who acquire Terminal Units for their use and not for redistribution, remarketing, or resale.

1.14	Enhancement means a change in a Deliverable that InterDigital elects to make, and that improves the manner in which the Deliverable fulfills existing requirements or extends the ways to accomplish an existing function.

1.15	Existing when used in reference to Technology or Intellectual Property Rights, means owned or controlled by a Party on or before the Effective Date, or developed by a Party after the Effective Date outside of and not in the course of the Party’s performance of the Project.

1.16	[*]

1.17	Intellectual Property Rights means Copyrights, Trade Secrets and Patent Rights.

1.18	[*]

1.19	[*]

1.20	Licensed Copyrights means Copyrights of InterDigital in the Modem Software and Technology.

1.21	Licensed Product means one or more 4G LTE/WiMAX compliant integrated circuit chipsets specifically designed and marketed for use only in Terminal Units that (i) are designed, developed, manufactured, tested or supported using any of the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto; or (ii) contain, include, incorporate or employ the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto. “Licensed Product” also includes all integrated circuit chipsets and modules for 4G LTE/WiMAX specifically designed and marketed for use only in Terminal Units that Licensee may develop in the future and that (i) are designed, developed, manufactured, tested or supported using any of the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto; or (ii) contain, include, incorporate or employ the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto.

1.22	Licensed Rights means only Licensed Copyrights and Licensed Trade Secrets. “Licensed Rights” do not include any Patent Rights.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.23	Licensed Tools means those tools set forth in the Statement of Work.

1.24	Licensed Trade Secrets means Trade Secrets of InterDigital in the Modem Software and Technology.

1.25	Licensed Software means those portions of the Licensed Technology that constitute Software, as expressly set forth in the Statement of Work.

1.26	Licensed Technology means the Deliverables for the Modem Software and Technology that are expressly specified in the Statement of Work and are delivered by InterDigital and accepted by Licensee under this Agreement.

1.27	Modem Software and Technology means, collectively, Dual Mode Layer 1 (PHY) Software and Technology, Dual Mode Layer 1 Control Software and Technology, and Dual Mode Protocol Stack Software and Technology that is owned by InterDigital, or which InterDigital has the right to sublicense to Licensee as set forth herein (including but not limited to certain 2G Technology licensed to InterDigital, with right to sublicense, from [*]), and all subsequent changes, modifications, improvements and enhancements thereto that may be made by InterDigital and that is provided by InterDigital to Licensee under this Agreement.

1.28	Modifications means any changes, modifications, Derivative Works, improvements or enhancements to all or any part of the Licensed Software or Licensed Technology, whether such changes, modifications, improvements or enhancements are made by Licensee, or others on behalf of or at the direction of Licensee, or are made by InterDigital and provided to Licensee under any of the terms of this Agreement.

1.29	Object Code means computer programming code in binary form suitable for machine execution by a processor without the intervening steps of interpretation or compilation.

1.30	[*]

1.31	Patent Rights shall mean all current and future United States, international and foreign patents, utility models and applications therefor and rights to inventions for which any such patents, utility models or applications are or may be filed, and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, equivalent or similar rights anywhere in the world in inventions and discoveries, and all rights that claim priority therefrom, along with each foreign patent or patent application that shares common disclosure therewith, including invention disclosures.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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1.32	[*]

1.33	Project means the technology transfer work undertaken pursuant to this Agreement and described in the Statement of Work.

1.34	Reporting Period means a three (3) month period ending March 31, June 30, September 30, and December 31 of each calendar year

1.35	Software means computer programming code.

1.36	Source Code means computer programming code that is not Object Code.

1.37	Specification means a document that is included in or incorporated into the Statement of Work that defines the functional characteristics of a Deliverable and, unless otherwise noted in the Statement of Work, provides the criteria for Acceptance of that Deliverable.

1.38	Statement of Work means the document which specifies the work to be performed under the Project, including all Deliverables, Specifications, and Acceptance criteria. The initial Statement of Work as of the Effective Date is attached as Schedule 1.26 hereto, and may be amended from time to time in accordance with its provisions.

1.39	Support means services provided by InterDigital during the course of the Project as set forth in the Statement of Work, including answering questions and providing verbal advice with respect to the Deliverables and includes onsite support only to the extent specifically set forth in the Statement of Work.

1.40	Technology means designs, drawings, prints, specifications, hardware and reference designs, semiconductor masks, system requirements documentation, technical data, Software (whether Source Code or Object Code), ASIC netlists, test benches, test cases, documentation, manufacturing information and other technical information, in all forms, including printed or stored on electronic media.

1.41	Terminal Unit means an End-User wireless network termination communication device, whether fixed, mobile, vehicular or hand-held, having RF transmit or RF receive capabilities, which device is designed for wireless voice or data communication. A Terminal Unit includes without limitation handsets (including wireless-enabled PDAs), wireless-enabled routers, wireless modules, M2M (machine to machine) modules, computers and knock-down units.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.42	Trade Secrets means ideas, designs, concepts, methods, trade secrets and other information that derive economic value (actual or potential) from not being generally known to the public (but excludes any Copyrights and Patent Rights).

1.43	Update means a change to a Deliverable necessitated by a revision to the 3GPP Modem Specification that requires a change to the existing design, so long as such change: (i) does not create a new requirement or new level of performance; (ii) does not introduce a new feature or new functionality; and (iii) does not require a change in the baseline architecture or interface structure.

Article II

The Project

2.1	Project Goal. The goal of the Project is to transfer and provide the Licensed Software and Licensed Technology to Licensee, which Licensee will develop, customize and integrate into the Licensed Products with InterDigital Support in accordance with the Statement of Work.

2.2	Scope of Work; Changes. The scope of the Project, including tasks to be performed, Project objectives to be achieved, Project schedule and milestones, Project Deliverables to be produced, Acceptance criteria for all Deliverables and Support, is defined in the Statement of Work. The Statement of Work may be changed from time to time in accordance with the procedures set forth therein, and all such changes will be documented by written change orders. In evaluating and approving changes to the Statement of Work, the parties acknowledge and will take into account the attendant risks and uncertainties inherent in any technology transfer project as regards, among other things, Project schedule and budget.

2.3	Work Allocation. Licensee and InterDigital will use reasonable efforts to accomplish the Project and deliver the Deliverables in accordance with the Statement of Work and Specifications set forth in the Statement of Work. The Parties’ respective responsibilities for the conduct of the Project are set forth in detail in the Statement of Work. Each Party will staff the Project teams with experienced and trained personnel having qualifications and experience necessary to perform the tasks required in the Statement of Work.

2.4	Technology Transfer, Training and Support. InterDigital will provide Licensee with the Deliverables for the Licensed Software and Licensed Technology in accordance with the Statement of Work. InterDigital will also provide training to Licensee personnel for such Deliverables as set forth in the Statement of Work. InterDigital will provide a reasonable amount of Support with respect to the Deliverables as provided in the Statement of Work; provided, that InterDigital will be required to provide on-site Support to Licensee only to the extent explicitly set forth in the Statement of Work, or as InterDigital may otherwise agree.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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2.4.1	Notwithstanding any other provision of this Agreement, InterDigital’s total obligation for the technology, transfer, training, and subsequent integration of InterDigital’s technology with Licensee’s technology including Support will be limited to up to [*] hours, as further described and set forth in the Statement of Work and such obligation will terminate upon the final Milestone as set forth in the Statement of Work Any additional services, training, Support or other engineering services beyond [*] hours may be provided under the terms of Section 2.10.

2.5	Project Managers. Each Party will appoint a Project Manager, who will have the responsibilities set forth in the Statement of Work. The parties’ respective Project Managers will be the single point of contact between the parties regarding all matters that are within their respective areas of responsibility. The Project Managers will meet in accordance with the schedule set forth in the Statement of Work or as frequently as necessary to track Project status, review Deliverables and milestones, and generally coordinate all Project activities.

2.6	Location of Services. The services to be rendered by InterDigital relating to this Agreement will be performed by InterDigital personnel primarily at InterDigital facilities in King of Prussia, Pennsylvania, Melville, New York and to the extent set forth in the Statement of Work, the facilities of Licensee in Santa Clara, CA and Bangalore, India. Notwithstanding the foregoing, each Party may from time to time locate an agreed number of personnel at the other Party’s facilities. Each Party agrees that its personnel will comply with the other Party’s reasonable security and access requirements, and all other customary personnel rules and guidelines, when they are at the other Party’s site.

2.7	Subcontracting. InterDigital may subcontract portions of the work that it is assigned to perform under the Statement of Work, provided: (i) that the subcontractor is party to a written agreement with InterDigital containing obligations of confidentiality that are no less restrictive than the confidentiality obligations imposed on InterDigital hereunder; and (ii) InterDigital will be responsible for the subcontractor’s performance or failure to perform.

2.8	Non-Solicitation. During the term of the Project and for one (1) year thereafter, neither Party will solicit for employment any employee of the other Party who was involved in the performance of that Party’s obligations under this Agreement, unless the hiring party first obtains the written consent of the other Party. Notwithstanding the foregoing, either Party shall have the right to hire an individual employed by the other who, without solicitation, responds to employment advertising in newspapers, trade publications, or other public commercial media.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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2.9	Enhancements and Updates. The Deliverables will comply with the September, 2007 version of the 3GPP R6 Modem Specification. However, during the course of the Project, both Parties may, but shall have no obligation to, undertake reasonable efforts to enhance and update all Deliverables in accordance with any changes to the 3GPP R6 Modem Specification as mutually agreed. Such changes would be undertaken pursuant to new amendments to the Statement of Work and Specifications to be agreed to by the Parties in accordance with the change procedures of the Statement of Work, which will also address the impact of such changes upon Project budget and timetable.

2.10	Additional Engineering Services. If Licensee wants any additional engineering services from InterDigital during the course of the Project that are beyond the scope of the services and Support contemplated by the Statement of Work, InterDigital may elect to provide it, subject to the availability of personnel and other resources. All such additional engineering services will be provided only upon terms and conditions to be mutually agreed and at hourly rates acceptable to InterDigital which rates shall be [*] per person-month for Low-End Engineering Services (as defined in the Statement of Work), [*] per person-month for Standard Engineering Services (as defined in the Statement of Work) and [*] Dollars per person-month for Specialized Engineering Services (as defined in the Statement of Work). “Person-month” shall mean [*]. Licensee has requested that InterDigital provide certain engineering services that are outside the scope of the Project and InterDigital has agreed to perform such services as defined and detailed in the Statement of Work (the “Initial Out-of-Scope Services”). The Parties have estimated that cost of such engineering services at the rates set forth above will be approximately [*] Dollars for the Initial Out-of-Scope Services as defined on March 5, 2010. Should the actual cost for the Initial Out-of-Scope Services as defined on March 5, 2010, exceed [*] Dollars, [*] for all charges accruing in excess thereof. Any changes and or additions to the Initial Out of-Scope Services after March 5, 2010 shall be treated as a change to the Statement of Work and shall be charged at the full rates set forth above.

Article III

Intellectual Property Ownership

3.1	Existing Intellectual Property Rights and Existing Technology. InterDigital shall retain ownership of all of its Existing Intellectual Property Rights and Existing Technology. Licensee shall retain ownership of all of its Existing Intellectual Property Rights and Existing Technology.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

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3.2	Developed Intellectual Property Rights and Developed Technology. InterDigital shall own all Developed Intellectual Property Rights and Developed Technology created by InterDigital. Licensee shall own all Developed Intellectual Property Rights and Developed Technology created by Licensee. The following Developed Intellectual Property Rights and Developed Technology shall be jointly owned by the Parties: (i) Copyrights for works jointly authored by representatives of InterDigital and representatives of Licensee as a joint work (as defined under U.S. copyright law) during the term of this Agreement and in the performance of this Agreement, and (ii) Patent Rights for inventions that are jointly invented (as determined in accordance with U.S. patent laws of inventorship) by one or more representatives of one Party with one or more representatives of the other Party during the term of this Agreement and in the performance of this Agreement (collectively, “Joint IPR”). To the extent possible, the works of authorship of each Party under this Agreement will be considered separately authored works and not a joint work. In no event will any computer code module, procedure, interface or routine authored by representatives of one Party be considered part of a joint work with the other Party by reason of aggregation, compilation or linking in or with other modules, procedures, interfaces or routines that may contain contributions by the other Party. Subject to Article VII, each Party may use, license and otherwise exploit Joint IPR without requiring consent or obligation to account to the other Party for such use, licensing or other exploitation of such Joint IPR; however, such rights as joint owner shall not be construed as granting or implying any rights to any other Intellectual Property Rights of either Party even if necessary for the use, license or other exploitation of the Joint IPR.

3.3	Jointly Developed Intellectual Property Rights.

3.3.1	InterDigital shall have the primary responsibility for preparing and filing patent applications for all Joint IPR, pursuing issuance of such Intellectual Property Rights, and maintaining such Intellectual Property Rights after issuance. InterDigital will provide Licensee with copies of all applications, office actions and other material correspondence with any patent office concerning the Joint IPR, and will consult with Licensee regarding submissions and responses to any patent office. If InterDigital elects not to file or prosecute a patent application on a jointly Developed patent, or maintain a jointly Developed patent after issuance, Licensee may elect to do so, at its cost, and InterDigital will use reasonable efforts to provide Licensee with adequate notice so as not to materially prejudice Licensee’s rights in such Joint IPR.

3.3.2	All attorneys’ fees and other out-of-pocket expenses that either Party reasonably incurs in applying for and maintaining the Joint IPR will be shared equally by the Parties. In addition, the Parties will consult with each other prior to commencing any litigation over infringement of Joint IPR. Unless otherwise agreed, the Parties will share in recoveries resulting from any such litigation (or settlement thereof) in proportion to the costs borne by each Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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3.3.3	Each Party agrees, at its own expense, to provide reasonable cooperation to the other Party in applying for and maintaining the Joint IPR. Without limitation, each Party, at the other Party’s reasonable request, shall execute (or cause its personnel to execute) all applications for Joint IPR, and such other instruments as may be necessary or appropriate to apply for and maintain the Joint IPR.

Article IV

License Grants

4.1	Licensed Rights. For the term of this Agreement, InterDigital grants to Licensee, and Licensee accepts, a nonexclusive, nontransferable, worldwide, royalty-bearing license, without right to sublicense except as hereinafter provided, solely under the Licensed Copyrights and Licensed Trade Secrets, (i) to use, have used, modify, have modified, reproduce, have reproduced, create and have created Derivative Works of the Licensed Technology solely for the purposes of designing, developing, manufacturing and selling Licensed Products; and (ii) to distribute and have distributed the Licensed Software and Derivative Works thereof in Object Code format only as part of Licensed Products. For the term of this Agreement, InterDigital further grants to Licensee, and Licensee accepts, a non-exclusive, non-transferable, world-wide license to use the Licensed Tools solely to exercise its license rights granted in the foregoing sentence.

4.2	Sublicensing to Terminal Unit Manufacturer. Licensee will have no right to sublicense the Licensed Rights in any portion of the Dual Mode Layer 1 (PHY) Software and Technology to Terminal Unit manufacturers or to any third party [*]. Subject to payment of any applicable sublicense fee under Section 5.3, Licensee may sublicense the Licensed Rights in all or portions of the Dual Mode Layer 1 Control Software and Technology, and/or the Dual Mode Protocol Stack Software and Technology, in Source Code or in Object Code, (“Terminal Unit Sublicensed Technology and Software”) to Terminal Unit manufacturers, solely under the Licensed Copyrights and Licensed Trade Secrets in such Terminal Unit Sublicensed Technology and Software, to internally use, reproduce and create Derivative Works of such Terminal Unit Sublicensed Technology and Software for the sole purpose of permitting such Terminal Unit manufacturers to integrate the Dual Mode Protocol Stack Software and Technology and the Dual Mode Layer 1 Control Software and Technology, into Terminal Units including a Licensed Product. Licensee agrees that any such sublicense shall be pursuant to a written license agreement between Licensee and sublicensee which is consistent with the terms and conditions hereof.

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OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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4.3	[*]

4.3.1	[*]

4.4	Exclusion. Notwithstanding anything to the contrary in this Agreement, no license is granted for Licensed Rights under the Licensed Software and Licensed Technology, or any portion thereof, to be sold or otherwise disposed of as a stand-alone product, and all such grants are limited to use of the Licensed Software and Licensed Technology incorporated within Licensee’s Licensed Products.

4.5	Licensee Improvements to Licensed Software and Licensed Technology.

Licensee grants to InterDigital, and InterDigital accepts, a nonexclusive, nontransferable, worldwide, perpetual, irrevocable royalty-free license, [*], to any Intellectual Property Rights covering changes, modifications or improvements to the Licensed Software and Licensed Technology or any Derivative Works based thereon, that Licensee at any time creates, makes, conceives or reduces to practice under this Agreement, either alone or jointly with InterDigital or others. For the avoidance of doubt, the grant of license in this Section 4.5 shall not apply to any inventions, improvements, or Derivative Works that Licensee creates relating to other aspects of Licensee’s products, but only to such changes, modifications or, improvements, and Derivative Works relating to the Licensed Software and Licensed Technology or any portion thereof.

4.6	[*]

4.6.1	[*]

4.6.2	[*]

4.6.3	No Third Party Beneficiaries. This Agreement is solely for the benefit of InterDigital and Licensee. No other Person shall be entitled to rely on this Agreement or to anticipate the benefits of this Agreement or otherwise assert or be entitled to any rights or licenses as a third party beneficiary hereof.

4.6.4	No Implied Rights. InterDigital hereby reserve all rights not expressly granted hereunder, and no implied licenses are granted by InterDigital with respect to any of the Licensed Software and Licensed Technology or the Deliverables. InterDigital and its Affiliates reserve all Patent Rights against Licensee, its Affiliates and its and their direct and indirect customers with respect to any products that may infringe (directly or indirectly) or practice any such Patent Rights.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

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4.6.5	Essential Terms. The limitations, exclusions and obligations set forth in Section 4.6 are essential and material terms of this Agreement. Each party acknowledges and agrees that the payments for the Licensed Rights reflect the limitations, exclusions and obligations set forth in Section 4.6, and that InterDigital would not enter into this Agreement without these limitations, exclusions and conditions. In the event of any breach by Licensee of Section 4.6, InterDigital shall have the immediate right to terminate this Agreement as set forth in Section 9.3 below and any period for notice or cure set forth thereunder shall not apply.

4.7	Third Party Technology. Licensee understands and acknowledges that, for it to develop and sell Licensed Products, it will be required to obtain, at its own cost and expense, licenses under certain third-party Technology. Such third-party Technology is listed in Schedule 4.7. Such third-party Technology is not part of this Agreement, and InterDigital assumes no liability or responsibility whatsoever with respect thereto.

4.8	[*]

Article V

Compensation

5.1	Initial License Fee. In partial consideration of the licenses under the Licensed Rights set forth in Section 4.1 and the services provided by InterDigital in performing the Project, Licensee shall pay InterDigital an initial license fee of Nine Million Five Hundred Thousand ($9,500,000) US Dollars, payable as follows:

5.1.1	[*]

5.1.1	[*]

5.1.2	[*]

5.1.3	[*]

5.1.4	[*]

5.1.5	[*]

5.1.6	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE

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5.2	Royalty for Licensed Rights. In partial consideration of and subject to the licenses under the Licensed Rights set forth in Section 4.1 and the limited rights to grant sublicenses set forth in Sections 4.2 [*] and the [*] assignment rights under Section 14.3, Licensee will pay InterDigital a per-unit royalty on the manufacture of Licensed Products [*] in accordance with the following:

5.2.1	[*]

5.2.2	[*]

5.2.3	[*]

5.2.4	[*]

5.2.5	[*]

5.2.6	[*]

5.2.6.1	[*]

5.2.6.2	[*]

5.2.6.3	[*]

5.2.6.4	[*]

5.2.6.5	[*]

5.2.7

LTE/WiMAX Only. Notwithstanding the above, if all functionality and features of all Licensed Software and Licensed Technology incorporated in a Licensed Product is fully disabled and all such functionality and features have been fused (or otherwise rendered physically incapable of operation) in such manner that it is not possible for Licensee or any direct or indirect Licensee customer (or any other third party) to make the functionality or features of any portion of the Licensed Software and Licensed Technology operative (a “4G Single-Mode Product”), Licensee may certify these facts to Licensor prior to any marketing activities related to such 4G Single-Mode Products. If Licensor, in its sole and absolute discretion, is satisfied that these facts, as certified by Licensee, are true and correct and provides its written consent theretosuch 4G Single-Mode Product shall not be royalty-bearing. Beceem agrees (i) to provide InterDigital with samples of such 4G Single-Mode Products and relevant technical information for the purpose of verifying if the samples comply with the aforementioned requirements and (ii) to compensate InterDigital

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for any and all expenses, third party or otherwise, incurred in so verifying the samples. InterDigital will invoice such expenses on a monthly basis and such invoice shall be payable thirty (30) days following the date of such invoice. The Parties agree that the functionality and features of all Licensed Software and Licensed Technology can only be fully disabled and all such functionality and features can only be fully fused if the Licensed Software and Licensed Technology are not integrated into the 4G functionality and features and remain as separate IP cores and software within the Licensed Product. For the avoidance of doubt notwithstanding the above, such Licensed Products shall remain royalty-bearing if they remain 2G or 3G compliant.

5.2.8	Ineffective Disablement. Further, if at any later point in time following consent under Section 5.2.6 or 5.2.7 , the disablement is proven ineffective and any one person or entity could access all or any part of the Licensed Software and/or Licensed Technology incorporated in the 4G Single-Mode Products, Beceem shall be liable for the payment of royalties that apply to Licensed Products as set forth in this agreement had such consent not been provided, for all 4G Single-Mode Products which were sold on a non-royalty bearing basis, including interest on such royalty payments from the date on which the royalties would have otherwise been due had consent pursuant to this paragraph not been granted. For the avoidance of doubt, nothing in this Agreement nor any other action of InterDigital or [*], other than a prior written consent pursuant to this paragraph, shall be construed as a consent to exempt certain products from any royalty obligations.

5.2.9	[*]

5.2.9.1	[*]

5.2.9.2	[*]

5.2.9.3	[*]

5.2.9.4	[*]

5.2.9.5	[*]

5.2.9.6	[*]

5.2.10	[*]

5.2.10.1	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

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5.2.10.2	[*]

5.2.10.3	[*]

5.2.10.4	[*]

5.2.10.5	[*]

5.2.11	[*] Payment. Licensee shall pay InterDigital the sum of [*], which shall be payable in two equal installments on or before December 31, 2010 and on or before March 31, 2011, respectively. Such sum shall be used to [*] hereunder, until such [*].

5.3	Sublicense Fees. Licensee shall pay a sublicense fee for each sublicense under the Licensed Rights for:

5.3.1	all or any 2G portion of the Dual Mode Protocol Stack Software and Technology which it grants in Source Code under Section 4.2 [*] in the amount of [*] US Dollars (or [*] US Dollars following a full assignment under Section 14.3). [*]

5.3.2	[*]

5.3.3	[*]

5.3.4	[*]

5.3.5	[*]

5.3.6	[*]

5.4	For Convenience. The above payment terms have been mutually agreed as a mechanism for determining payment to be made by Licensee to InterDigital in consideration of the license granted to Licensee under the Licensed Copyrights and Licensed Trade Secrets in Section 4.1 above. Licensee acknowledges that InterDigital has offered to negotiate other methods for payment for the Licensed Copyrights and Licensed Trade Secrets licensed by InterDigital to Licensee under this Agreement, and that the payments stated above are freely chosen and agreed to by the Parties, as a convenience to the Parties.

5.5	Payments. All payments made under this Agreement shall be irrevocable and non-refundable.

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Article VI

Royalty Payments, Reports, and Accounting Matters

6.1	Royalty Reports. Within thirty (30) days after each Reporting Period, Licensee will submit to InterDigital a written report, certified by Licensee’s Chief Financial Officer, summarizing (i) the Units manufactured by Licensee [*] during such Reporting Period; (ii) the computation of any royalty payable during that Reporting Period, and (iii) the amount of royalty due for such Reporting Period. If no Licensed Products [*] were manufactured during such Reporting Period, Licensee will so report. Licensee will pay the amount of any royalty due simultaneously with submission of its report by wire transfer to InterDigital or one of InterDigital’s Affiliates as directed by InterDigital.

6.2	Royalty Payments. All sums payable to InterDigital pursuant to this Agreement will be paid in United States Dollars. Licensee’s reports, as required by Section 6.1, will contain a statement setting forth any such computation of the number of United States Dollars remitted. All royalties that remain unpaid for more than forty-five (45) days after their due date will bear interest from the due date until paid at a rate four percent (4%) greater than the prime interest rate from time to time published in the New York edition of the Wall Street Journal.

6.3	Taxes. Licensee shall be responsible for all income, withholding and other taxes associated with payments made to InterDigital hereunder that are imposed by any jurisdiction other than the United States and its political subdivisions. All payments under this Agreement shall be “grossed up” as required to meet the obligations of Licensee under Article V so that the net amount actually paid to InterDigital is equal to the payments calculated in accordance with this Agreement. If the relevant government requires any such tax, Licensee will furnish InterDigital with appropriate documentation evidencing the payment of such tax as assessed by the appropriate authority of such government.

6.4	Audit. Licensee will keep [*] records that are adequate to establish the accuracy of the reports and the computation of royalties due under this Agreement for a period of five (5) calendar years including the five (5) years following termination or expiration of the licenses granted under Article IV. Licensee will [*] permit these records to be inspected and audited, at InterDigital’s expense, to verify the correctness of such reports and computations. Such inspections and audits will be during reasonable business hours and on reasonable notice. In the event of underpayment of royalties, Licensee shall promptly pay any underpayment together with interest at a rate four percent (4%) greater than the prime interest rate from time to time published in the New York edition of the Wall Street Journal. In addition, if royalties are found to have been understated by an amount in excess of five percent (5%), Licensee shall reimburse InterDigital for its costs and expenses incurred in having the inspection and audit conducted.

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Article VII

Confidential Information

7.1	Protection of Confidential Information. InterDigital and Licensee agree that all Licensed Software and Licensed Technology and all other information of either Party pertaining to the subject matter of this Agreement which either Party designates as confidential in accordance with Section 7.3 (collectively, “Confidential Information”) will be transmitted and received in confidence. Each Party agrees to use the same degree of care to prevent disclosure of the Confidential Information as it uses to protect and safeguard its own highly valuable proprietary information, but in any event, not less than a reasonable degree of care. The receiving Party will use the Confidential Information only as necessary to exercise its rights or perform its obligations under this Agreement, and will not circulate Confidential Information within its own organization except to personnel with a specific need to know such Confidential Information for a permitted purpose.

7.2	Disclosure of Confidential Information. Neither Party will disclose any Confidential Information to any third party without the disclosing Party’s written consent, except that a Party may disclose Confidential Information to (i) its bankers and its financial advisors and their respective counsel and auditors; and (ii) consultants and/or contractors engaged by the Party in connection with this Agreement, ), so long as such permitted third parties have entered into written agreements with the Party imposing obligations of confidentiality at least as restrictive as those imposed upon the Parties hereunder. In addition, InterDigital may disclose the terms of this Agreement to [*]. Each Party will be liable to the other for any unauthorized use or disclosure by the Party’s consultants, contractors, or other third party to whom disclosure is made. In addition, either Party may disclose this Agreement to a potential acquiror in connection with a potential acquisition of all or any material part of the business to which it relates, provided that such potential acquiror has entered into written agreements with the Party imposing obligations of confidentiality at least as restrictive as those imposed upon the Parties hereunder. Each Party will be liable to the other for any unauthorized use or disclosure by such potential acquiror.

7.3	Marking of Confidential Information. Confidential Information in written or tangible form shall be marked “CONFIDENTIAL”. All information which is orally or visually disclosed will be identified as confidential at the time the disclosure is made and is subsequently described in a written document that is marked with the appropriate designation and delivered to the receiving Party within thirty (30) days after the date of oral or visual disclosure. Notwithstanding the foregoing, Confidential Information shall include all information which the receiving Party should reasonably believe is confidential, such as Knowhow, source code, netlists, design documents, requirements specifications, and other technical information.

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7.4	Exclusions. The obligations of confidentiality set forth in this Article VII will not apply to any Confidential Information that is: (i) already known to the receiving Party at the time of disclosure; (ii) publicly available or becomes publicly available without a breach of this Agreement by the receiving Party; (iii) rightfully received by the receiving Party from a third party without a duty of confidentiality; (iv) independently developed by the receiving Party; or (v) required to be disclosed as a result of a final order of a court of competent jurisdiction.

7.5	Additional Confidentiality and Security Measures. In addition to the provision of this Article VII, the Parties agree to comply with all confidentiality and security measures and procedures specified in the Statement of Work.

Article VIII

Intellectual Property Rights; Limitation of Liabilities

8.1	[*]

8.2	DISCLAIMER OF IMPLIED WARRANTIES. THE PARTIES ACKNOWLEDGE THAT ALL DELIVERABLES ARE PROVIDED “AS IS”. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN THE PARTIES DO NOT MAKE, AND HEREBY DISCLAIM, ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, TECHNICAL PERFORMANCE, AND NON-INFRINGEMENT. INTERDIGITAL MAKES NO REPRESENTATION OR WARRANTY WITH REGARD TO THE LICENSEE’S ABILITY TO USE, MANUFACTURE, HAVE MANUFACTURED OR SELL LICENSED PRODUCTS FREE OF INFRINGEMENT OF ANY PATENT RIGHTS OR THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

8.3	Limitation of Liability. No Party shall be liable to the other Party in tort, contract, or otherwise for any consequential, incidental, exemplary, punitive, indirect or special damages of any kind, including but not limited to damages for lost profits, even if the possibility of such damage was disclosed to or could reasonably have been foreseen by the injuring Party, except in cases where liability is mandatory by law. InterDigital shall in no event be liable for aggregate damages of any kind in excess of the sum of (i) [*] and (ii) [*] of this Agreement during the [*] period preceding a final determination of a court of competent jurisdiction in the action to which such damages relate.

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Article IX

Term and Termination

9.1	Term. Unless earlier terminated as herein provided, the Term of this Agreement shall commence on the Effective Date, and shall continue so long as Licensee designs, develops or manufactures any Licensed Products.

9.2	Termination Upon InterDigital’s Default. Subject to the provisions of Article X, Licensee may terminate this Agreement by written notice to InterDigital if: (i) InterDigital fails to deliver any Deliverable within the time specified in the Statement of Work (or any written extension agreed to by the Parties), and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from Licensee specifying the failure; (ii) InterDigital fails to perform any other material provision of this Agreement, and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from Licensee specifying the failure; or (iii) InterDigital declares bankruptcy, makes an assignment for the benefit of creditors, suspends its business operations, or takes advantage of any other receivership or similar proceedings.

9.3	Termination or Suspension Upon Licensee’s Default. Subject to the provisions of Article X, InterDigital may terminate this Agreement by written notice to Licensee, or at InterDigital’s option may suspend its performance hereunder, if: (i) Licensee fails to pay any sum of money due hereunder [*], and does not pay within thirty (30) days after written notice from InterDigital specifying the failure; (ii) Licensee fails to perform any other material provision of this Agreement [*] and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from InterDigital specifying the failure; (iii) Licensee declares bankruptcy, makes an assignment for the benefit of creditors, suspends its business operations, or takes advantage of any other receivership or similar proceedings; or (iv) immediately in accordance with Section 4.6.5.

9.4	Rights upon Termination. Upon termination of this Agreement under this Article IX, all licenses granted to Licensee hereunder will terminate, and (i)Licensee shall cease all use of the Licensed Software and Licensed Technology for any purpose whatever except as may be necessary to provide any support which Licensee is obligated to provide to its existing customers and/or sublicensees as of the date of such termination (“Limited Support”); and (ii) Licensee shall immediately destroy or return to InterDigital (at InterDigital’s option) all InterDigital Confidential Information then in Licensee’ possession, except that Licensee may retain copies of such InterDigital Confidential Information as may be necessary to provide Limited Support until such time as Licensee’s obligations of Limited Support have expired or otherwise terminated and (iii) all outstanding license fees, royalty payments, and sublicense payments for Licensed Rights shall immediately become due and owing to InterDigital under Sections 5.1, 5.2 and 5.3 of this Agreement, unless the Agreement is terminated due to a breach of the Agreement by InterDigital pursuant to Section 9.2. The provisions of Sections 2.8, 4.4, 4.5, 4.6., 6.3, 6.4, 9.4 13.1, 13.2, and Articles I, III, VII, VIII, X, XI, XII and XIV shall survive expiration or termination of this Agreement.

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Article X

Force Majeure; Suspension of Work

10	Force Majeure. Either Party shall be excused for non-performance under this Agreement, for such period of time as the cause of non-performance continues to exist, if the failure to perform arises, in whole or in part, out of causes beyond the reasonable control and without the negligence of the Party. Such causes may include, but are not restricted to, acts of God or the public enemy, acts of any Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, boycotts or other work stoppages, freight embargoes, unusually severe weather, and any other cause similar to the kind herein enumerated or having an equivalent effect upon the Party’s ability to perform (“Force Majeure”).

10.1	Notice of Force Majeure Event. If a Party’s performance is affected by an event of Force Majeure, the affected Party shall give written notice to the other Party as soon as practicable, but in no event more than fourteen (14) days after the Force Majeure event occurs. In that event, the duties of the affected Party shall be suspended during the continuance of the Force Majeure event; provided, however, that the affected Party shall use all reasonable commercial efforts to eliminate or ameliorate the effects of the event of Force Majeure.

10.2	Other Party’s Failure to Perform. If a Party is prevented or delayed in performing any obligation because of the other Party’s failure or delay in performing any action upon which the Party’s performance relies, that Party may suspend its performance until the non-performing Party completes its obligations. In addition, if InterDigital is prevented or delayed in performing any milestone for which a payment is due to it from Licensee under Section 5.1 by reason of Licensee’s failure or delay in performing any action required of Licensee, the milestone payment shall be made on the date set forth herein when it was otherwise scheduled to be paid.

Article XI

Notices

11.1	Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered by express courier service (Federal Express, DHL or the like), addressed to the Parties at the addresses set forth below. Notices shall be deemed to be effective upon receipt.

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If to IDC:
(for contract matters):	InterDigital Communications, LLC
781 Third Avenue
King of Prussia, PA. 19406
Attn: General Counsel

If to IDC
(for technical matters):	InterDigital Communications , LLC ATTN: William Miller
2 Huntington Quadrangle
Melville, NY 11747

If to Licensee:	Beceem Communications, Inc.
ATTN: Lars Johnsson
3960 Freedom Circle Road. 1st Floor,
Santa Clara, CA 95054

Article XII

Export Control

12.1

Export Control. The Parties shall in performance of this Agreement comply with all applicable laws, executive orders, regulations (including without limitation U.S. and European Union export administration regulations), ordinances, rules, proclamations, demands and requisitions of national governments or of any state, local or other governmental authority. In addition, Licensee acknowledges that the Licensed Software and Licensed Technology are subject to the export control laws and regulations of the United States, and Licensee agrees to abide by those laws and regulations. Licensee further acknowledges that the Licensed Software and Licensed Technology may also be subject to the export control laws and regulations of the country in which they are received, and Licensee will abide by such laws and regulations. Licensee agrees to comply with all applicable export and re-export control laws and regulations, including the Export Administration Regulations (“EAR”) maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations (“ITAR”) maintained by the Department of State. Specifically, Licensee covenants that it shall not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any software or Technology (including products derived from or based on such software or Technology) received from InterDigital under

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this Agreement to any destination, entity, or person prohibited by the laws or regulations of the United States, without obtaining prior authorization from the competent government authorities as required by those laws and regulations. Licensee agrees to indemnify InterDigital, to the fullest extent permitted by law, from and against any fines or penalties that may arise as a result of Licensee’s breach of this provision.

ARTICLE XIII

Dispute Resolution

13.1	Negotiation of Disputes. In the event of a dispute arising under this Agreement, senior level executives of the Parties shall meet in Wilmington, Delaware as soon as reasonably possible (but not later than forty-five (45) days after written notice of a dispute) and shall enter into good faith negotiations aimed at resolving the dispute. The Parties may agree to another location for their meeting. If the Parties are unable to resolve the dispute in a mutually satisfactory manner within an additional thirty (30) days from the date of the senior level meeting, either Party may submit the dispute to arbitration as provided for in Section 13.2 hereof. A dispute concerning the validity, scope, infringement or essentiality of a patent or a patent claim is not grounds for failure to pay royalties owed under this Agreement, and shall not constitute a part of any arbitration.

13.2	Arbitration of Disputes. If a dispute arising under this Agreement has not been resolved by the non-binding procedures set forth in Section 13.1 within the time periods provided, either Party may submit the dispute to arbitration administered by the American Arbitration Association (“AAA”) under its then current ICDR International Arbitration Rules (“AAA International Rules”) and as set forth in this Section. The arbitration proceeding shall take place in Wilmington, DE, in English, before a panel of three (3) arbitrators (the “Arbitration Panel”), all of whom shall be admitted to practice law in at least one jurisdiction in the United States, and at least two of whom shall have substantial experience in the field of intellectual property litigation or intellectual property licensing. The arbitration shall be commenced and conducted as follows:

a)	The Parties shall request that the arbitrators conduct the arbitration proceeding in an expedited fashion in order to complete the proceeding and render a written decision within six months of the date upon which the Arbitration Panel was formed under the AAA International Rules. The Parties shall use their best efforts to cooperate with the arbitrators to complete the proceeding and render a decision within such six month period. Permitted discovery under sub-part e) hereof and times set in any scheduling order shall be limited to achieve a decision within the six month period.

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b)	The Arbitration Panel shall not under any circumstance consolidate, join or otherwise combine the arbitration proceeding with any other proceeding or party [*].

c)	The arbitration proceedings shall be governed by this Agreement, by the AAA International Rules, by the procedural arbitration law of the site of the arbitration, and by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. The Arbitration Panel shall determine the matters at issue in the dispute in accordance with the substantive law of the State of Delaware without regard to conflicts of laws principles. The Arbitration Panel shall decide the issues submitted as arbitrators at law only and shall base its award, and any interim awards, upon the terms of this Agreement and the laws of the State of Delaware. The Arbitration Panel has no power to reform this Agreement, except as specifically set forth in Section 14.5.

d)	The Arbitration Panel shall take into account applicable principles of legal privilege and related protections, including the confidentiality of attorney-client communications and attorney-work product. No Party or witness shall be required to waive any privilege recognized at law. The Arbitration Panel shall issue orders as reasonably necessary to protect the confidentiality of proprietary information, trade secrets, and other sensitive information disclosed.

e)	The Arbitration Panel shall have the exclusive authority to permit limited relevant confidential discovery to the extent required by a Party in order to establish its case. The Arbitration Panel shall decide any dispute regarding such requests for discovery or the adequacy of a discovery response by any Party.

f)	The award of the Arbitration Panel shall be final and binding and a Party may seek enforcement of the award in any court of competent jurisdiction. The award of the Arbitration Panel shall clearly set forth the specific dollar amount(s), if any, payable by Licensee under the award. Any monetary award shall be payable in U.S. dollars, free of any tax, offset or other deduction. In the event of an underpayment of amounts due hereunder, Licensee shall promptly pay any underpayment together with interest at the compounded annual rate of [*] percent [*] from the dates the payments were due under the terms of this Agreement. If an award is issued by the Panel that requires Licensee to pay the lesser of (i) [*], or (ii) [*], Licensee shall also pay [*]. The award and any determination of the arbitration shall be subject to Section VII herein and shall be binding solely on the Parties.

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g)	Licensee shall continue to timely pay InterDigital all amounts accruing hereunder which are not disputed including, without limitation, while the dispute resolution proceedings are pending.

h)	Nothing contained in this Article XIII shall preclude either Party from seeking a temporary restraining order pending resolution of the dispute in issue.

Article XIV

General

14.1	Publicity. The Parties shall issue the joint press release which is attached as Schedule 14.1 hereto on or shortly following the Effective Date. Except for the issuance of such press release or pursuant to a court order or as required by law, listing requirements and exchange (Nasdaq, NYSE etc.) rules or government regulation, neither Party will issue any press release or other public announcement concerning the execution of this Agreement or the Parties’ relationship hereunder without the written consent of the other Party. The Parties shall use all commercially reasonable efforts to limit the disclosure of the terms and conditions of this Agreement and, if appropriate under the circumstances, shall seek confidential treatment for any filings required to be made with the Securities and Exchange Commission or similar regulatory agency or stock exchange; provided, however, if such a disclosure is required, the Party required to make the disclosure shall give the other Party notice as soon as possible prior to the actual disclosure.

14.2	Governing law; Jurisdiction and Venue. The validity and interpretation of this Agreement shall be governed by Delaware law, without regard to conflict of laws principles. The Parties irrevocably consent to exclusive jurisdiction and venue of the state and federal courts in the State of Delaware to the extent a dispute arising under this Agreement cannot be properly brought before an Arbitration Panel (e.g., a request for a TRO or a judgment upon an arbitral award(s), which the parties agree may be entered by such court). Otherwise, Article XIV shall govern the form and venue for disputes arising under this Agreement. Process shall be deemed sufficient if served on either Party by courier service or recognized mail delivery service (e.g. U.S. Mail), postage prepaid, certified or registered, return receipt requested, and addressed as indicated on page 1 of this Agreement. The Parties hereby waive any objection as to the sufficiency of the method of service, if service is made as set forth herein.

14.3

Effect; Assignment; Termination on Change of Control. The terms and conditions of this Agreement shall be binding upon the Parties and inure to the benefit of their respective successors and permitted assigns. Except as specifically stated in this Agreement, neither this Agreement nor any of the rights,

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interests or obligations of any Party shall be assigned without the prior consent of the other Party, and any such unauthorized assignment shall be void; provided, however, that InterDigital may assign this Agreement without such consent to: (i) an Affiliate; or (ii) a third party in connection with the transfer to such third party of the business to which this Agreement relates. [*].

14.4	Waivers. Either Party’s failure to insist upon the performance of any of the terms or conditions of this Agreement or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such term or condition.

14.5	Severability/Reformation. The provisions of this Agreement are severable, and if any of them are held invalid or unenforceable, then those provisions shall be construed, or if necessary reformed, to the extent permitted by law so as to most closely meet the intent of the Parties. The invalidity or unenforceability of one provision shall not affect any other provision. To the extent the specific license grants made hereunder are construed as violating any applicable law or construed in a manner which extends beyond the intent of the Parties as evidenced in this Agreement (including but not limited to the creation of implied licenses where no such license was intended to be created), such provisions shall be reformed to the maximum extent possible by law to meet the intent of the Parties as stated in this Agreement.

14.6	Construction. Both parties have had an opportunity to have this Agreement reviewed and revised by legal counsel. No party shall be considered the drafter of this Agreement, and no presumption or rule that an ambiguity shall be construed against the party drafting the clause shall apply to the interpretation or enforcement of this Agreement.

14.7	Independent contractors. In making and performing this Agreement, the Parties are and shall act at all times as independent contractors, and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, or employer-employee relationship between InterDigital and Licensee. At no time shall any Party make any commitments or incur any charges or expenses for or in the name of another Party.

14.8	Schedules and Exhibits. All schedules, exhibits and other attachments to this Agreement which are referred to herein are hereby incorporated in and made a part of this Agreement.

14.9	Amendments; Entire Agreement. This Agreement contains the complete and final agreement between the Parties and supersedes all previous understandings relating to the subject matter hereof, whether oral or written. This Agreement may only be modified by written agreement signed by duly authorized representatives of each Party.

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14.10	Counterparts; Faxed signatures. This Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original. Signatures provided by facsimile or other electronic means by any Party shall be valid and enforceable upon delivery to the other Party.

IN WITNESS WHEREOF, Licensee and InterDigital have caused this Agreement to be executed on the dates set forth below to be effective as of the Effective Date.

BECEEM COMMUNICATIONS INC.	INTERDIGITAL COMMUNICATIONS, LLC

By:	By:

/s/ Babu Mandava	/s/ William J. Merritt

Title:	Title:

CEO

Date:	Date:

3/17/2010	3/22/2010

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